Statement of Additional Information Supplement	September 8, 2022

George Putnam Balanced Fund Statement of Additional Information dated November 30, 2021

Effective immediately, Item (2) of the section INVESTMENT RESTRICTIONS is deleted in its entirety and replaced with the following:

(2) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

SAI Supplement - 9/22